Exhibit 10
AMENDMENT NO. 1 TO CREDIT AGREEMENT
     This Amendment (this “Amendment”) is made as of January 11, 2010 by and among Molex Incorporated, a Delaware corporation (the “Company”), JPMorgan Chase Bank, N. A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.
R E C I T A L S:
     A. The Company, the Subsidiary Borrowers party thereto, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of June 24, 2009 (the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
     B. The Company has advised the Lenders that it intends to enter into and cause certain External Subsidiaries and Credit Parties to enter into a series of transactions to capitalize certain other External Subsidiaries with regard to liabilities arising out of the winding down or downsizing of operations by such External Subsidiaries.
     C. The Company, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.
     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
          1. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows:
          (a) The definitions of “First Amendment Effective Date”, “Proposed Restructuring Dividend”, “Restructuring Dividends” and “Restructuring Contribution” are added to Section 1.01 in appropriate alphabetical order reading as follows:
     “First Amendment Effective Date” means January 11, 2010.
     “Proposed Restructuring Dividend” means a cash dividend (a) which the Company intends to cause one or more External Subsidiaries to directly or indirectly pay to a Credit Party, (b) as to which the Company has given the Administrative Agent written notice of its intent to cause such dividend to be paid and to rely on such dividend for purposes of enabling a Restructuring Contribution pursuant to the last proviso to Section 6.04(c) and (c) which the Company has not failed to cause to be paid within one year of the First Amendment Effective Date. For the avoidance of doubt, no notice to the Administrative Agent from the Company will be required with respect to any dividends not within clause (b) above.

     “Restructuring Dividends” means cash dividends actually paid by one or more External Subsidiaries after the First Amendment Effective Date, the proceeds of which have been received by one or more Credit Parties in an aggregate amount of up to $60,000,000 for the purpose of effecting a Restructuring Contribution.
     “Restructuring Contribution” means a cash capital contribution made by a Credit Party to Molex Automotive SARL and/or Molex Elektronik GmbH funded by a Restructuring Dividend or in reliance on a Proposed Restructuring Dividend at a time when no Default shall have occurred and be continuing either immediately prior to or immediately after giving effect to such contribution.
          (b) Section 6.04(c) shall be amended and restated in its entirety to read as follows:
     (c) loans, advances, investments or Guarantees made by the Company to, in or in respect of the obligations of any Subsidiary or made by any Subsidiary to, in or in respect of the obligations of the Company or any other Subsidiary; provided that the aggregate outstanding principal amount of such loans, advances, investments and Guarantees made by Credit Parties to, in or in respect of the obligations of External Subsidiaries shall not at any time exceed in the aggregate (i) in the case of loans or advances to, or other investments in or Guarantees in respect of the obligations of, Molex Japan, $100,000,000 and (ii) in the case of all other External Subsidiaries, $50,000,000 (less the lesser of $30,000,000 and the aggregate amount of Proposed Restructuring Dividends upon which the Company has relied as the basis for making Restructuring Contributions pursuant to the following proviso and which have not become Restructuring Dividends as a result of payment within one year of the First Amendment Effective Date), in each case determined without regard to any write-downs or write-offs or appreciation or dividends paid in respect of any investment; and further provided, that in addition to loans, advances, investments and Guarantees permitted by the foregoing, Credit Parties may make Restructuring Contributions in an aggregate amount at no time exceeding the lesser of $60,000,000 and the sum at such time of (A) the aggregate amount of Restructuring Dividends plus (B) the aggregate amount of Proposed Restructuring Dividends which have not become Restructuring Dividends as a result of payment within one year of the First Amendment Effective Date.
          2. Representations and Warranties of the Company. The Company represents and warrants that:
          (a) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;
          (b) Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Credit Document for purposes thereof) is true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the date hereof as if made on the date hereof (except any such representation or warranty that expressly relates to or is made expressly as of a specific earlier date, in which case such representation or warranty shall be true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) with respect to or as of such specific earlier date); and
          (c) After giving effect to this Amendment, no Default has occurred and is continuing.
          3. Effective Time. This Amendment shall become effective upon (the “Effective Time”) the execution and delivery hereof by the Company, the Administrative Agent and the Required Lenders (without respect to whether it has been executed and delivered by all Lenders). In the event the Effective Time has not occurred on or before January 31, 2010, this Amendment shall not become operative and shall be of no force or effect.
          4. Miscellaneous.
          (a) Except as specifically amended or waived above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.
          (c) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
          (d) This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

          5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of Illinois.
[signature pages follow]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

MOLEX INCORPORATED
By:

Its:

JPMORGAN CHASE BANK, N. A., individually and as Administrative Agent
By:

Its:

[LENDERS]
By:

Its:

Signature page to Molex Amendment